UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

LAKELAND INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-15335	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325, Huntsville, Alabama 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2022, Lakeland Industries, Inc. (the “Company”) and Morena de la Garza Gonzalez and Alejandro Mario Gonzalez Quezada (jointly, the “Lessor”) entered into a Lease Agreement (the “Lease”), dated as of July 6, 2022, pursuant to which the Company agreed to lease approximately 100,615 square feet in an industrial building in Monterrey, Mexico to be built by Lessor pursuant to the terms and conditions set forth in the Lease (the “Leased Property”). The Company plans to use the Leased Property to expand its manufacturing capabilities in Mexico.

The initial term and rent payments will commence three months following the date of the Lessor’s substantial completion of the specifications agreed to by the parties with respect to the Leased Property, as set forth in the Lease, targeted to be no later than 10 1⁄2 months after the execution of the Lease. The Lease has an initial term of 10 years, and the Company may extend the term of the Lease for up to two additional five-year periods.

The Lease provides that within 30 days after the execution of the Lease, the Company will assign the Lease to SAL Commercial Venture One, S.A. de C.V. (“SAL”), an indirect subsidiary of the Company to be formed under the laws of Mexico, once the incorporation process of SAL is completed.

The Lease contains customary representations, warranties, covenants, indemnification provisions, default provisions, and termination provisions for a lease of this nature.

The Company has guaranteed SAL’s obligations under the Lease, once the Lease is assigned to SAL, pursuant to that certain Continuing Guaranty, dated as of July 6, 2022 (the “Guaranty”).

The foregoing description of the Lease and the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease and the Guaranty, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Lease Agreement, by and between Morena de la Garza Gonzalez and Alejandro Mario Gonzalez Quezada and Lakeland Industries, Inc.

10.2	Continuing Guaranty, dated as of July 6, 2022, by Lakeland Industries, Inc. in favor of Morena de la Garza Gonzalez and Alejandro Mario Gonzalez Quezada

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits, other than the Guaranty, have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of omitted exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: August 17, 2022	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer, President and Secretary